  Hanesbrands FAQs    Updated April 30, 2020 – New or updated information is in red    General and Current Period FAQs    (1)    Q:   What is factored into your 2020 guidance?  A:   Due to the uncertainty and unpredictability of the COVID‐19 pandemic and the current lack of visibility in the global  business environment, we are not providing second quarter or full‐year 2020 guidance at this time.        (2)    Q:   Was your business impacted by the COVID‐19 pandemic in the first quarter of 2020?  A:   We estimate COVID‐19 impacted first quarter revenue by approximately $181 million, operating profit by  approximately $86 million, and earnings per share by approximately $0.20.  Included in the operating profit and EPS  COVID‐related estimates is an accrual for anticipated customer bankruptcies of approximately $11 million and $0.03,  respectively.  Excluding the COVID‐related impact, we estimate first quarter revenue would have increased 1.6% on a  constant currency basis, adjusted operating profit and adjusted operating margin would have been consistent with  prior year, and earnings per share would have increased 14%.      Our first quarter was marked by two radically different periods as the global spread of COVID‐19 accelerated in  March.   Through the second week of March, we saw strong revenue and profit performance across our business,  particularly within U.S. Innerwear and U.S. Activewear.  Through mid‐March, U.S. Innerwear revenue was down less  than 1% over prior year, well ahead of our initial forecast as our turnaround initiatives were gaining momentum and  U.S. Activewear revenue was up mid‐to‐high single‐digits driven by Champion as well as our other activewear brands.   However, this strong performance was more than offset by the unprecedented, sudden drop in sales and profit late in  the quarter, although we have seen orders resume in April (see question 3).  Our global shipments and sales  essentially stopped in the last two weeks of the quarter as our customers reacted aggressively to the shelter‐in‐place  announcements by delaying or cancelling their orders.  We also experienced significant declines in point‐of‐sale and  traffic trends at retail (our doors and our partners’ doors) once shelter‐in‐place orders were announced in each  market.  Our estimated impact from COVID‐19 on our first quarter results is based on: (1) cancelled orders during the  last two weeks of the quarter; and, (2) the difference between the quarter‐to‐date point‐of‐sale and shipment trends  at retail (our stores and customers’ stores) and the trends post the shelter‐in‐place announcements – timing of the  announcements varied slightly by region, however the vast majority of the trend difference was during the last two  weeks of the quarter.      (3)   Q:   Can you provide an update on recent business trends?  A:   Comments reflect certain business trends as of April 30, 2020.  While the majority of our stores and those of some of  our retail partners remain closed, we have seen orders resume in April as consumers and retailers have begun to  adapt.  Online growth has rapidly accelerated each week, reaching triple digit growth rates across a number of our  customers’ online platforms as well as on our Champion.com and Maidenform.com websites.  Consumers are also  buying our categories at stores within the mass, hypermarket, dollar store and drugstore channels.  We are starting  to see a new base line of orders within these channels.  The Basics reset at a large mass retailer is progressing and we  have received back‐to‐school orders from some of our large customers.      In addition, we have ramped a new business line for cotton face masks as well as other personal protection garments.   We believe this business has the potential to be a substantial contributor of incremental profit and cash flow over the  next several years.        1

  Our belief is driven by the anticipated change in consumer behavior (COVID‐19 pandemic driving increased usage of  masks by consumers and businesses globally) as well as the sizeable interest from potential customers around the  world, including governments, retailers, large corporations and individual consumers.  We believe the combination of  our trusted brands and large scale manufacturing could further enhance this long‐term opportunity.  We are currently  manufacturing cotton face masks for the U.S. government as well as launching a Hanes‐branded consumer program  for several customers.  Combined, we expect these programs to generate well over $300 million of sales in 2020.                (4)   Q:   Can you comment on your liquidity position?  A:   We believe our current liquidity position is strong.  We ended the first quarter with nearly $1.1 billion of cash on our  balance sheet.  Given the unpredictability and uncertainty regarding the impact of COVID‐19 on economies and  consumer spending around the world, we modeled a number of different financial scenarios driven by the different  timelines of retail stores re‐opening and the ramp of consumer spending.  We even ran a stress‐test scenario that  assumed a prolonged shelter‐in‐place environment (retail stores do not re‐open until early October).  In an effort to be  prudent, we have taken two proactive steps to further strengthen our substantial liquidity position.      First, we closed on a 15‐month covenant amendment on our Senior Secured Credit Facility.  During the amendment  period, which ends on July 3, 2021: (1) our leverage covenant of 4.5 times net debt‐to‐adjusted LTM EBITDA is  suspended; and (2) our interest‐coverage ratio covenant of 3.0 times adjusted LTM EBITDA is reduced to 2.0 times  until April 3, 2021, at which time it steps up to 2.25 times until July 3, 2021.  During the amendment period, we have  two additional covenants:  (1) minimum liquidity of $300 million, defined as unutilized revolving credit facilities plus  unrestricted cash, which would increase to $400 million in the event of any capital raise in excess of $150 million; and  (2) minimum adjusted LTM EBITDA (see 10Q for the LTM EBITDA schedule).  Also during the amendment period, we  cannot make acquisitions or repurchase shares, however we have the ability to pay dividends of up to $215 million  annually.  Additional information on this amendment can be found in our SEC filings.    Second, subject to market conditions, we intend to secure approximately $500 million of debt financing, with the  proceeds used to repay our U.S. Revolver, thereby increasing our liquidity to nearly $1.6 billion.    While these precautions may prove to be overly conservative, we wanted to ensure that even under our stress‐test  scenario, we have an ample capital cushion.  We believe this will maximize our operating flexibility in the current  environment, under any of our modeling scenarios, and positions us to take advantage of current and future  opportunities.          (5)   Q:   Can you provide any additional information regarding the exited programs in 2019?  A:   Supplemental Table B – Rebased Information dated February 7, 2020 can be found on our investor relations website  (www.hanes.com/investors).  Supplemental Table B provides a quarterly rebased P&L and rebased revenue and  operating profit for our Innerwear and Activewear segments for 2019.  This table reflects the exited C9 Champion  program at Target and the DKNY Intimates license.           (6)   Q:   Are you impacted by the increased tariffs on products coming into the U.S. from China?  A:   Unlike the vast majority of the apparel industry, our exposure to China is minimal.  We do not own any manufacturing  operations in China.  Of our third‐party sourced units for the U.S. market, China represents less than 3% of our U.S.  costs.  We have action plans in place that are expected to further reduce imports from China to the U.S. over the next  12 – 18 months.          2

  (7)    Q:   What is your long‐term capital allocation strategy and what are your priorities for 2020?  A:   Our long‐term capital allocation strategy is to effectively deploy our significant, consistent cash flow to generate the  best long‐term returns for our shareholders.  Over time, our goal is for our leverage ratio of net debt‐to‐adjusted  EBITDA to be in a range of 2 to 3 times.  Our strategy is to use our cash flow from operations to first fund capital  investments and our dividend.  When we are within our targeted leverage range, we intend to use debt for  acquisitions and use excess free cash flow, which is defined as cash from operations less capital expenditures and  dividends, to repurchase stock.  When we are outside of our targeted leverage range, we plan to use excess free cash  flow to pay down debt.               Due to the COVID‐related uncertainty regarding the timing of global economies re‐opening and the level of consumer  spending, our priority for 2020 is to preserve cash and ensure we have ample liquidity in order to maximize our  operating flexibility in the current environment.  We believe this positions us to take advantage of current and future  opportunities.  With respect to capital allocation for the remainder of 2020, we have reduced our capital expenditures  to critical needs and we have suspended share repurchases.      (8)    Q:   Do you believe your business model can continue to deliver long‐term double‐digit total shareholder returns?  A:   Yes.  We continue to diversify our business model to be in a position to provide more consistent organic revenue  growth and optimize our strong cash flow.  Over the past several years, we have significantly diversified our business  model by investing in our core brands, investing in our online operations, and investing in international expansion to  provide us with multiple paths for delivering growth and long‐term shareholder returns.  We believe we have  diversified in a way that the combination of our organic and acquisition strategies provides us the ability to deliver  revenue and EPS growth and when you layer on the returns from deploying our significant levels of cash flow, we  believe we are well positioned for long‐term double‐digit total shareholder returns.      (9)    Q:   How does a change in currency exchange rates impact your financial results?  A:   Changes in exchange rates between the U.S. Dollar and other currencies can impact our financial results in two  ways; a translation impact and a transaction impact.  The translation impact refers to the impact that changes in  exchange rates can have on our published financial results.  Similar to many multi‐national corporations that  publish financial results in U.S. Dollars, our revenue and profit earned in local foreign currencies is translated back  into U.S. Dollars using an average exchange rate over the representative period.  A period of strengthening in the  U.S. Dollar results in a negative impact to our published financial results (because it would take more units of a  local currency to convert into a dollar).  The opposite is true during a period of weakening in the U.S. Dollar.  The  transaction impact on financial results is common for apparel companies that source goods because these goods  are purchased in U.S. Dollars.  The transaction impact from a strengthening dollar would be negative to our  financial results (because the U.S. Dollar‐based costs would convert into a higher amount of local currency units,  which means a higher local‐currency cost of goods, and in turn, a lower local‐currency gross profit).  The  transaction impact  from exchange rates is typically recovered over time with price increases.  However, during  periods of rapid change in exchange rates, pricing is unable to change quickly enough.  In these situations, it could  make sense to hedge the exchange rate exposure in sourcing costs.        ***For prior FAQs please see our prior Securities and Exchange Commission reports, including our Current Reports on  Form 8‐K.***            3

  # # #  Charges for Actions and Reconciliation to GAAP Measures  To supplement our financial guidance prepared in accordance with generally accepted accounting principles, we provide  quarterly and full‐year results and guidance concerning certain non‐GAAP financial measures, including adjusted EPS,  adjusted net income, adjusted operating profit (and margin), adjusted SG&A, adjusted gross profit (and margin), EBITDA,  adjusted EBITDA and net debt.      Adjusted EPS is defined as diluted EPS excluding actions and the tax effect on actions. Adjusted net income is defined as  net income excluding actions and the tax effect on actions. Adjusted operating profit is defined as operating profit  excluding actions. Adjusted gross profit is defined as gross profit excluding actions. Adjusted SG&A is defined as selling,  general and administrative expenses excluding actions.    Charges for actions taken in 2018 primarily represent: acquisition and integration costs related to Hanes Europe  Innerwear, Hanes Australasia, Champion Europe, Alternative Apparel and Bras N Things, and other costs related to  supply chain network changes. Charges for actions taken in 2019 primarily represent supply chain network changes,  program exist costs and overhead reduction as well as completion of outstanding acquisition integration.  Acquisition  and integration costs include legal fees, consulting fees, bank fees, severance costs, certain purchase accounting items,  facility closures, inventory write‐offs, information technology integration costs and similar charges related to the  integration of recently acquired businesses. While these costs are not operational in nature and are not expected to  continue for any singular transaction on an ongoing basis, similar types of costs, expenses and charges have occurred in  prior periods and may recur in future periods depending upon acquisition activity.    We have chosen to present these non‐GAAP measures to investors to enable additional analyses of past, present and  future operating performance and as a supplemental means of evaluating operations absent the effect of acquisitions  and other actions. We believe these non‐GAAP measures provide management and investors with valuable  supplemental information for analyzing the operating performance of the Company’s ongoing business during each  period presented without giving effect to costs associated with the execution and integration of any of the  aforementioned actions taken.    We have also chosen to present EBITDA, adjusted EBITDA and the ratio of net debt to adjusted EBITDA to investors  because we consider these measures to be an important supplemental means of evaluating operating performance.  EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined as  EBITDA excluding actions and stock compensation expense. Net debt is defined as total debt less cash and cash  equivalents. We believe that these metrics are frequently used by securities analysts, investors and other interested  parties in the evaluation of companies in the industry, and management uses the ratio of net debt to adjusted EBITDA  for planning purposes in connection with setting our capital allocation strategy. These metrics should not, however, be  considered as measures of discretionary cash available to invest in the growth of the business.    In addition, with respect to 2020 financial performance, we have chosen to present certain year over year  comparisons with respect to our rebased 2019 business, which excludes the exited C9 Champion program and  DKNY license.  We believe this information is useful to management and investors to facilitate a more  meaningful comparison of the results of the company’s ongoing business between 2019 and 2020.    We are a global company that reports financial information in U.S. dollars in accordance with GAAP. As a supplement to  our reported operating results, we also present constant currency financial information, which is a non‐GAAP financial  measure that excludes the impact of translating foreign currencies into U.S. dollars. We use constant currency  information to provide a framework to assess how the business performed excluding the effects of changes in the rates  used to calculate foreign currency translation. We believe this information is useful to management and investors to  facilitate comparison of operating results and better identify trends in our businesses.  To calculate foreign currency    4

  translation on a constant currency basis, operating results for the current year period for entities reporting in currencies  other than the U.S. dollar are translated into U.S. dollars at the average exchange rates in effect during the comparable  period of the prior year (rather than the actual exchange rates in effect during the current year period).  Organic sales are net sales excluding those derived from businesses acquired within the previous 12 months of a  reporting date.    We believe constant currency and organic sales information is useful to management and investors to  facilitate comparison of operating results and better identify trends in the company’s businesses.    Non‐GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as an  alternative to, or substitute for, financial results prepared in accordance with GAAP. Further, the non‐GAAP measures  presented may be different from non‐GAAP measures with similar or identical names presented by other companies.   See our press release dated April 30, 2020 to reconcile quarterly and full‐year non‐GAAP performance measures to the  most directly comparable GAAP measure, as well as to reconcile year over year comparisons based on our rebased 2019  business.  A copy of the press release is available at www.Hanes.com/investors.        Cautionary Statement Concerning Forward‐Looking Statements  These FAQs certain “forward‐looking statements,” as defined under U.S. federal securities laws, with respect to our long‐ term goals and trends associated with our business, as well as guidance as to future performance. In particular, among  others, statements regarding the potential impact of the COVID‐19 outbreak on our business and financial performance,  guidance and predictions regarding expected operating results, including related to our new business line for cotton face  masks and other personal protection garments, our plans to secure additional debt financing, subject to market conditions,  and our belief that we have sufficient liquidity to fund our ongoing business operations are forward‐looking statements.  These forward‐looking statements are based on our current intent, beliefs, plans and expectations. Readers are cautioned  not to place any undue reliance on any forward‐looking statements. Forward‐looking statements necessarily involve risks  and uncertainties, many of which are outside of our control, that could cause actual results to differ materially from such  statements and from our historical results and experience. These risks and uncertainties include such things as: the  potential effects of the COVID‐19 outbreak, including on consumer spending, global supply chains and financial markets;  the highly competitive and evolving nature of the industry in which we compete; the rapidly changing retail environment;  any inadequacy, interruption, integration failure or security failure with respect to our information technology; the impact  of significant fluctuations and volatility in various input costs, such as cotton and oil‐related materials, utilities, freight and  wages; our ability to attract and retain a senior management team with the core competencies needed to support growth  in global markets; our ability to properly manage strategic projects in order to achieve the desired results; significant  fluctuations in foreign exchange rates; our reliance on a relatively small number of customers for a significant portion of  our sales; legal, regulatory, political and economic risks related to our international operations; our ability to effectively  manage our complex multinational tax structure; the existence of a material weakness in our internal control over financial  reporting; ; and other risks identified from time to time in our most recent Securities and Exchange Commission reports,  including our annual report on Form 10‐K and quarterly reports on Form 10‐Q. Since it is not possible to predict or identify  all of the risks, uncertainties and other factors that may affect future results, the above list should not be considered a  complete list. Any forward‐looking statement speaks only as of the date on which such statement is made, and we  undertake no obligation to update or revise any forward‐looking statement, whether as a result of new information, future  events or otherwise, other than as required by law.        5